UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Diversified Mid-Cap Growth Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. mid-cap growth stocks produced modestly positive returns in the first half of 2016, a period of significant global market volatility. World markets started the year with deep losses amid concerns about weakening Chinese and global economic growth. However, equities rallied through late June, as central banks in Japan and Europe pushed interest rates into or deeper into negative territory, the dollar weakened due to diminishing expectations for U.S. interest rate increases, and commodity prices rebounded sharply. As the period ended, global markets fluctuated wildly in response to a referendum in which UK citizens voted in favor of leaving the European Union (EU).

PERFORMANCE COMPARISON

Your fund returned 1.74% in the first half of the year. As shown in the Performance Comparison table, the fund outperformed its competitors and slightly lagged the Russell Midcap Growth Index.

The main reasons for our slight six-month performance disadvantage versus the Russell benchmark are centered in the financials and health care sectors. In the former, for example, many of our real estate investment trusts (REITs) actually performed very well in absolute terms, as yield-hungry fixed income investors are increasingly crossing over to the equity market—even driving the market—in search of attractive yields. However, we are underweighting REITs because they are too expensive relative to their fundamentals, as investors have jumped in to chase their yields—which are attractive relative to bonds. This trade will end badly as interest rates eventually normalize.

In the health care sector, we had a few holdings that fared poorly, especially biotechnology company Alkermes, whose depression drug failed some clinical trials. As our longer-term investors know, we broadly diversify the entire portfolio, but especially our biotech holdings, as a means of controlling risk. Other risk control measures include remaining fully invested—rather than attempting to time the markets—and avoiding significant sector overweights or underweights. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s longer-term performance versus its competitors remains favorable. Lipper ranked the Diversified Mid-Cap Growth Fund in the top quartile of the mid-cap growth funds universe for the one- and five-year periods ended June 30, 2016. Lipper also ranked the fund in the top quintile for the 3- and 10-year periods. Based on cumulative total return, Lipper ranked the fund 80 of 396, 54 of 355, 69 of 317, and 44 of 228 mid-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2016, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The global economic environment remains stagnant. The U.S. economy grew at a sluggish 1.1% annual rate in the first quarter, and the rate of jobs growth has been decelerating in recent months. Official measures of inflation remain low. Interest rates in developed countries—already very low or, in some cases, below 0%—have continued to decline, which is stunning. The Federal Reserve raised short-term interest rates last December, and given the uncertainty triggered by the UK decision to leave the EU, the central bank is likely to raise rates even more gradually than previously expected.

U.S. corporations are financially strong, though year-over-year earnings growth has been negative for several quarters. While corporate leverage (debt) has increased, balance sheets of companies outside of energy-related sectors remain healthy, providing flexibility for businesses to increase capital spending, pursue mergers and acquisitions (M&A), or return capital to shareholders through dividends and stock buybacks. Corporate buybacks remain the preferred use of cash flows. M&A activity has slowed from last year’s record levels. Initial public offering (IPO) activity is down significantly too.

In terms of stock market leadership and performance, the first half of the year has been a remarkable period. Volatility has been elevated, and broad equity market returns have been low given the dearth of economic and earnings growth. Risk aversion has prevailed in the equity market, as evidenced by the premium valuations among consumer staples companies, which tend to be slow-growing businesses. Part of this trend stems from fixed income investors crossing over into equities in search of yield. Higher-yielding companies, such as utilities and REITs, have been top performers.

As our longer-term investors know, we believe in mean reversion, which means investments with a streak of extraordinary returns will eventually experience a period of underperformance, which brings their long-term returns back to historical norms. While we cannot know the catalyst, we believe the day will come when these trends will reverse—and it could be quite abrupt. So we choose not to chase extraordinary short-term outperformance. We remain committed to our portfolio of steady, reliable growth companies that have many desirable attributes and that we believe can be held for long periods.

Mid-cap shares, in general, outperformed their larger and smaller peers. The Russell Midcap Index returned 5.50% versus 3.74% for the large-cap Russell 1000 Index and 2.22% for the small-cap Russell 2000 Index. However, growth stocks materially lagged value stocks across all market capitalizations. In the Russell mid-cap growth universe, sector performance was mostly positive. The energy sector far outperformed others, rallying as oil prices rebounded and hovered around $50 per barrel. The consumer staples sector also did well, as did utilities, which is a miniscule part of our opportunity set. Information technology shares were flat, while health care and consumer discretionary stocks declined.

Looking at longer-term performance, we note that U.S. mid-cap companies have had excellent returns, outpacing small-caps but slightly trailing large-caps. For the five years ended June 30, 2016, the Russell Midcap Index produced an average annual return of 10.90% versus 8.35% for the Russell 2000 Index and 11.88% for the Russell 1000 Index. These data highlight the attractiveness of the asset class. The companies are more mature and less volatile than smaller ones, but faster-growing and only modestly more volatile versus large-caps. Recently, yield chasing has been the primary story in the equity markets, and larger companies have the edge in that category.

While growth stocks have outperformed value stocks among large- and small-caps in that five-year period, mid-cap growth stocks have lagged mid-cap value shares. As for non-U.S. equities, they have significantly underperformed domestic shares. The MSCI EAFE Index and the MSCI Emerging Markets Index produced annualized returns of 2.15% and -3.44%, respectively.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are very similar to those of the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table on page 5. The portfolio’s $10.4 billion median market capitalization was a little lower than that of the Russell benchmark, while its 21.3 price/earnings (P/E) ratio and its historical and projected earnings growth rates are virtually identical to those of the index. These metrics reflect our commitment to mid-cap companies with excellent long-term growth prospects.

The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is 19.5% versus 22.3% for the benchmark. We consider a high ROE to be desirable, but we do not necessarily seek companies with the highest ROEs. We look for businesses that can sustain high profitability. One attribute not shown in the table is that our holdings have lower debt than businesses in the Russell index, based on certain long-term, debt-to-equity measures.

Our time horizon for investing is longer than that of other mid-cap growth investors. Our 12-month portfolio turnover rate through June 30, 2016, was 19.6%, which is substantially less than the 2015 fiscal year-end average of 48.42% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at fiscal year-end, using the most recent fiscal year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of June 30, 2016.) This implies that our holding period for a typical stock is about five years, whereas our average competitor holds a given stock for about two years. Our relatively low turnover reflects our long-term approach.

The Sector Diversification table on page 6 shows our allocations and those of the Russell Midcap Growth Index as of June 30, 2016. We have very low absolute exposure to energy, telecommunication services, and utilities companies because few of those businesses meet our growth criteria. Relative to the Russell index, our largest overweights are industrials and business services and financials; in contrast, we are underweighting consumer discretionary, health care, information technology, and consumer staples.

Consumer staples stocks contributed the most to the fund’s absolute performance, and they also helped our relative performance. We are underweighting the sector because many company valuations are extremely high. With some 12-month forward P/E ratios around 25, the sector is currently more expensive than the information technology sector, which is somewhat unusual. Risk-averse investors have flocked to the sector for yield and perceived safety, but our holdings have less of a defensive bias. Most are food and beverage companies with strong brands. Two excellent examples of what we seek in this sector are Hershey Foods and spice maker McCormick. They were among our best contributors in the entire portfolio, and we have owned both since the fund’s year-end 2003 inception. The former, best known as a maker of chocolate products, received and rejected a late-June takeover bid by Mondelez International; the latter has managed to stabilize its U.S. market share, which had been sliding, as we noted in our previous report.

Our holdings in the materials sector, which is one of the smallest in the mid-cap growth universe, also produced strong absolute results. The commodity price rebound was a supporting factor, but our materials investments are not based on predictions of commodity price movements. Our approach is to seek differentiated companies that are well positioned for the long term. Two good examples of what we seek in the sector are paint-maker Valspar, which we first purchased in late 2013, and longtime holding Sherwin-Williams, which agreed in March to acquire Valspar. Both were top contributors in the last six months. Construction materials company Vulcan Materials, which we first added to the fund in 2009, was also a top performer. The company and its industry peers are expected to benefit from increased state spending on highways, as well as a $305 billion five-year federal highway bill signed into law in late 2015.

Our industrials and business services stocks were good absolute contributors. This sector is our largest overweight versus the Russell index. Although the sector is considered to be cyclical, we favor high-quality companies whose earnings are relatively steady throughout varying economic conditions. Most underlying industries produced gains. One major disappointment was medical waste company Stericycle, which we have owned since the fund’s inception. The company is a high-quality, well-managed, defensive business that receives a high degree of recurring revenues. However, shares fell sharply in late April when the company reported weaker-than-expected earnings due to higher costs. We are watching to see if the company’s recent acquisition of some smaller businesses will enable it to maintain its strong rate of growth.

Energy is one of the smallest sectors in the mid-cap growth universe, but it generated the strongest returns in percentage terms. Most of our energy investments appreciated, rebounding with oil and natural gas prices. As with materials companies, we do not invest in energy companies based on predictions of commodity price movements. Our approach is to seek differentiated service companies and low-cost producers with strong balance sheets.

In aggregate, stocks in the information technology sector produced meager gains in percentage terms. While we are currently underweighting the sector versus the Russell benchmark, we are well diversified, with a preference toward companies that have strong business models in industries with high barriers to entry and lower risk of commoditization. This is usually a “winner take all” space, where an industry leader dominates its competitors. Hence, we try to avoid companies whose business models are impaired by competing products or services. Software companies were mostly disappointing, but Intuit, one of our oldest holdings, performed well. Widely known for its TurboTax desktop software, Intuit is evolving its business to accommodate new customers who prefer “software as a service” (SaaS) versions and mobile apps of its core brands. This evolution should lead to an increase in recurring business—and, thus, higher-quality earnings—over time.

Our financials sector holdings were widely mixed. As of June 30, we were overweighting the sector. This stemmed in part from the annual rebalancing of Russell indexes in late June. REITs as a group were among the fund’s top contributors, led by Crown Castle International, which is a cellphone tower operator that converted to a REIT a couple of years ago but is one of our oldest holdings. On the other hand, all of our capital markets companies declined. We like State Street, which we added to the fund in the last six months, and Northern Trust, which we have owned since the end of 2003. While these trust banks have recently underperformed dramatically, we believe they have strong fundamentals and are poised to perform better over the next few years.

Consumer discretionary stocks were also widely mixed, but our stock selection contributed to the fund’s relative results. The sector is populated with an eclectic assortment of retailers, media companies, hotels, and restaurants. We look for companies with good business models, excellent cash flow, and other favorable attributes. We especially like leaders in their niches. On the plus side, discount retailer Dollar General, which we have owned since the company’s IPO in late 2009, was our top contributor in the portfolio. The company is a solid, predictable grower of low-double-digit earnings, trades at an attractive valuation, and deploys capital in a shareholder-friendly manner. A relatively new holding, Harman International, which we added to the fund in late 2015, fared poorly. This is a quality provider of audio and infotainment systems to the auto industry, and we think the company’s growth can accelerate over the next few years.

Health care was the worst performing sector, and our stock selection detracted from our relative performance. As of June 30, we were underweighting the sector, largely because Russell increased its representation when it rebalanced its indexes. In the biotechnology industry, we emphasize innovative companies with promising products to address large unmet medical needs or rare diseases; to reduce risk, we broadly diversify our holdings. Unfortunately, biotechs were among our worst performers, hurt in part by risk aversion and by preelection rhetoric about drug pricing. On the other hand, most of our health care providers and services companies—which we like given demographic factors and desires for increased access to health care services—appreciated. Longtime holding Henry Schein, a global distributor of health care products to office-based practitioners, reported strong organic growth earlier this year and maintained its reputation as a consistent low-double-digit grower of earnings.

OUTLOOK

World markets have been rallying since the end of our reporting period in anticipation of additional stimulus from central banks in hopes of offsetting economic weakness stemming from the UK’s recent decision to leave the EU. With benchmark interest rates near or below 0% in many developed countries, however, it would seem that central banks’ ability to counter the global economic deceleration is very limited. As a result, we believe that the slow-growth, low total return environment is likely to persist and that investors should expect periodic bouts of volatility. While we continue to believe that equities will remain better long-term investments than extraordinarily low-yielding fixed income securities, we encourage investors to temper their near-term total return expectations.

Although broad, year-over-year U.S. corporate earnings growth has been negative for several quarters, there are many mid-cap companies whose earnings are growing. We remain committed to finding and owning quality companies that are growing their earnings steadily but are not too expensive. We believe such companies will stand out in a growth-starved world and help us produce solid absolute and relative performance over time. To help us mitigate risks, we maintain broad diversification across more than 300 stocks, manage position sizes, and remain conscious of both absolute and relative valuations.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

July 15, 2016

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 23 emerging market countries that only includes securities that may be traded by foreign investors.

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Dollar General	1.1%
Crown Castle International	1.1
AutoZone	1.0
SBA Communications	1.0
Ross Stores	0.9
O'Reilly Automotive	0.9
Hanesbrands	0.9
Aon	0.8
Southwest Airlines	0.8
Fiserv	0.8
Intuitive Surgical	0.8
Intuit	0.8
Constellation Brands	0.8
Zoetis	0.8
Amphenol	0.8
Verisk Analytics	0.8
Sherwin-Williams	0.7
CarMax	0.7
Electronic Arts	0.7
Monster Beverage	0.7
Equinix	0.7
Mead Johnson Nutrition	0.7
Hershey Foods	0.7
Red Hat	0.7
Ball	0.7
Total	20.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 23.03	$ 23.43	$ 22.43	$ 16.68	$ 14.36	$ 15.02
Investment activities						
Net investment income (loss)(1)	0.02	0.02	0.01	–	0.06	(0.01)
Net realized and unrealized gain / loss	0.38	0.45	2.51	5.77	2.31	(0.65)
Total from investment activities	0.40	0.47	2.52	5.77	2.37	(0.66)
Distributions						
Net investment income	–	(0.01)	–	(0.02)	(0.05)	–
Net realized gain	–	(0.86)	(1.52)	–	–	–
Total distributions	–	(0.87)	(1.52)	(0.02)	(0.05)	–
NET ASSET VALUE						
End of period	**$ 23.43**	**$ 23.03**	**$ 23.43**	**$ 22.43**	**$ 16.68**	**$ 14.36**

Ratios/Supplemental Data

Total return(2)	**1.74%**	**2.06%**	**11.47%**	**34.57%**	**16.51%**	**(4.39)%**
Ratio of total expenses to average net assets	0.88%(3)	0.87%	0.89%	0.91%	0.97%	1.00%
Ratio of net investment income (loss) to average net assets	0.15%(3)	0.09%	0.05%	(0.02)%	0.40%	(0.09)%
Portfolio turnover rate	9.5%	18.2%	27.0%	17.7%	24.5%	42.1%
Net assets, end of period (in thousands)	$ 548,169	$ 512,819	$ 376,052	$ 310,963	$ 197,123	$ 171,939

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.7%		
CONSUMER DISCRETIONARY 20.9%		
Auto Components 0.4%		
Borg-Warner	57,600	1,701
Delphi Automotive	10,100	632
		2,333
Automobiles 0.6%		
Ferrari	21,520	881
Harley-Davidson (1)	14,100	639
Tesla Motors (1)(2)	7,700	1,634
		3,154
Diversified Consumer Services 0.5%		
Service Corporation International	84,300	2,279
Sotheby's (1)	21,200	581
		2,860
Hotels, Restaurants & Leisure 3.5%		
Bloomin Brands	42,600	761
Brinker (1)	24,400	1,111
Chipotle Mexican Grill (1)(2)	4,300	1,732
Choice Hotels	30,400	1,448
Dunkin Brands	31,700	1,383
Extended Stay America, Equity Units	56,700	848
Hilton Worldwide Holdings	70,900	1,597
Marriott, Class A (1)	35,069	2,331
MGM Resorts International (2)	93,100	2,107
Norwegian Cruise Line Holdings (2)	30,900	1,231
Panera Bread, Class A (1)(2)	5,300	1,123
Papa John's International	17,700	1,203
Royal Caribbean Cruises	18,800	1,262
Wynn Resorts (1)	10,700	970
		19,107

Household Durables 2.3%		
Harman International	24,700	1,774
Mohawk Industries (2)	11,000	2,087
Newell Brands	46,700	2,268
NVR (2)	1,100	1,959
Pulte Group	52,800	1,029
Tempur Sealy International (1)(2)	22,200	1,228
Toll Brothers (2)	36,000	969
Whirlpool	9,200	1,533
		12,847
Internet & Catalog Retail 1.0%		
Ctrip.com International, ADR (1)(2)	42,500	1,751
The QVC Group, Class A (2)	37,600	954
TripAdvisor (2)	12,600	810
Vipshop Holdings, ADR (2)	88,000	983
Wayfair, Class A (1)(2)	23,210	905
		5,403
Leisure Products 0.4%		
Mattel	45,900	1,436
Polaris Industries (1)	12,200	998
		2,434
Media 0.8%		
Discovery Communications, Class C (2)	29,700	708
Interpublic Group	82,900	1,915
Omnicom	18,000	1,467
		4,090
Multiline Retail 1.6%		
Dollar General	62,800	5,903
Dollar Tree (2)	27,300	2,573
		8,476

Specialty Retail 7.6%		
AutoZone (2)	6,700	5,319
Burlington Stores (2)	43,800	2,922
CarMax (1)(2)	79,400	3,893
Dick's Sporting Goods	21,500	969
Five Below (1)(2)	26,000	1,207
L Brands	51,200	3,437
Michaels (2)	78,700	2,238
O'Reilly Automotive (2)	17,700	4,798
Restoration Hardware Holdings (1)(2)	15,400	442
Ross Stores	88,200	5,000
Signet Jewelers	21,900	1,805
Tiffany	30,100	1,825
TSC	39,900	3,638
Ulta Salon Cosmetics & Fragrance (2)	11,500	2,802
Williams-Sonoma (1)	28,400	1,480
		41,775
Textiles, Apparel & Luxury Goods 2.2%		
Coach	43,900	1,788
Hanesbrands	190,336	4,783
Kate Spade (2)	78,400	1,616
lululemon athletica (1)(2)	12,900	953
PVH	22,400	2,111
Wolverine World Wide	33,200	675
		11,926
Total Consumer Discretionary		114,405
CONSUMER STAPLES 6.5%		
Beverages 2.2%		
Brown-Forman, Class B	23,687	2,363
Constellation Brands, Class A	26,400	4,367
Dr Pepper Snapple	15,100	1,459

Monster Beverage (2)	24,000	3,857
		12,046
Food & Staples Retailing 0.5%		
PriceSmart	9,500	889
Sprouts Farmers Market (1)(2)	39,200	898
Whole Foods Market	25,500	816
		2,603
Food Products 3.2%		
Blue Buffalo Pet Products (1)(2)	44,100	1,029
Flowers Foods	79,500	1,491
Hain Celestial Group (2)	38,400	1,911
Hershey Foods	33,000	3,745
J.M. Smucker	8,300	1,265
McCormick	27,900	2,976
Mead Johnson Nutrition, Class A	41,500	3,766
Whitewave Foods, Class A (2)	27,100	1,272
		17,455
Household Products 0.6%		
Church & Dwight	25,400	2,613
Clorox	6,900	955
		3,568
Total Consumer Staples		35,672
ENERGY 1.5%		
Energy Equipment & Services 0.1%		
Oceaneering International	16,700	498
		498
Oil, Gas & Consumable Fuels 1.4%		
Cabot Oil & Gas	30,600	788
Cimarex Energy	8,100	966

Concho Resources (2)	9,100	1,085
Diamondback Energy (2)	9,800	894
EQT	19,200	1,487
Pioneer Natural Resources	6,800	1,028
Range Resources (1)	19,400	837
Tesoro Petroleum	12,300	922
		8,007
Total Energy		8,505
FINANCIALS 11.9%		
Banks 1.0%		
BankUnited	40,302	1,238
Fifth Third Bancorp	49,600	872
SVB Financial Group (2)	18,800	1,789
Webster Financial	37,545	1,275
		5,174
Capital Markets 2.1%		
E*TRADE Financial (2)	77,500	1,820
Financial Engines (1)	19,200	497
Invesco	23,900	610
Lazard, Class A, Partnership	67,500	2,010
Northern Trust	32,200	2,134
State Street	27,500	1,483
TD Ameritrade Holding	84,200	2,398
WisdomTree Investments (1)	74,100	725
		11,677
Diversified Financial Services 2.9%		
CBOE Holdings	44,800	2,985
FactSet Research Systems	6,450	1,041
IHS Markit (1)(2)	32,200	1,050
Intercontinental Exchange	13,500	3,455

Moody's	26,300	2,464
MSCI, Class A	22,000	1,697
S&P Global	28,500	3,057
		15,749
Insurance 2.0%		
Aon	42,200	4,609
FNF	83,500	3,131
Progressive	41,300	1,384
Willis Towers Watson	15,500	1,927
		11,051
Real Estate Investment Trusts 3.5%		
American Campus Communities, REIT	23,000	1,216
Crown Castle International, REIT	57,800	5,863
Equinix, REIT	9,790	3,796
Federal Realty Investment Trust, REIT	9,300	1,539
Iron Mountain, REIT	31,400	1,251
MGM Growth Properties, REIT, Class A (2)	53,700	1,433
SL Green Realty, REIT	13,500	1,437
Taubman Centers, REIT	15,900	1,180
VEREIT, REIT	134,600	1,365
		19,080
Real Estate Management & Development 0.4%		
Jones Lang LaSalle	18,000	1,754
WeWork, Class A, Acquisition Date: 12/9/14 – 6/23/15 Cost $220 (2)(3)(4)	12,912	486
		2,240
Total Financials		64,971
HEALTH CARE 13.8%		
Biotechnology 2.5%		
ACADIA Pharmaceuticals (1)(2)	38,000	1,234

Agios Pharmaceuticals (1)(2)	6,600	277
Alkermes (2)	25,900	1,119
Alnylam Pharmaceuticals (2)	14,700	816
BioMarin Pharmaceutical (2)	25,900	2,015
Bluebird Bio (1)(2)	5,700	247
Clovis Oncology (1)(2)	5,500	75
Incyte (2)	31,400	2,511
Intercept Pharmaceuticals (1)(2)	3,800	542
Ironwood Pharmaceuticals (1)(2)	28,500	373
Neurocrine Biosciences (2)	17,500	795
Puma Biotechnology (1)(2)	5,500	164
Seattle Genetics (1)(2)	22,100	893
Ultragenyx Pharmaceutical (1)(2)	6,100	298
United Therapeutics (2)	9,900	1,049
Vertex Pharmaceuticals (2)	17,500	1,505
		13,913
Health Care Equipment & Supplies 3.5%		
Align Technology (2)	17,600	1,418
Cooper Companies	13,300	2,282
Dentsply Sirona	52,057	3,230
Hologic (2)	64,300	2,225
IDEXX Laboratories (2)	30,000	2,786
Intuitive Surgical (2)	6,800	4,497
Teleflex	11,500	2,039
West Pharmaceutical Services	13,000	986
		19,463
Health Care Providers & Services 3.5%		
Acadia Healthcare (1)(2)	28,400	1,573
AmerisourceBergen	46,000	3,649
Centene (2)	24,400	1,741
DaVita HealthCare Partners (2)	22,498	1,739
Envision Healthcare Holdings (2)	55,600	1,411

Zoetis	92,000	4,367
		9,808
Total Health Care		75,745
INDUSTRIALS & BUSINESS SERVICES 17.5%		
Aerospace & Defense 2.0%		
DigitalGlobe (2)	39,300	841
Harris	38,300	3,196
Rockwell Collins	21,500	1,830
Textron	54,200	1,982
Transdigm Group (2)	11,400	3,006
		10,855
Air Freight & Logistics 0.5%		
C.H. Robinson Worldwide	15,200	1,128
Expeditors International of Washington	28,300	1,388
		2,516
Airlines 2.2%		
Alaska Air Group	34,700	2,023
Allegiant Travel	6,000	909
Copa Holdings, Class A (1)	13,600	711
Southwest Airlines	116,900	4,584
Spirit Airlines (2)	20,300	911
United Continental (2)	69,800	2,864
		12,002
Building Products 0.9%		
Allegion	41,600	2,888
Fortune Brands Home & Security	31,800	1,844
		4,732
Commercial Services & Supplies 2.2%		
Copart (2)	33,900	1,661

IHS (2)	20,200	2,335
KAR Auction Services	54,000	2,254
Ritchie Bros. Auctioneers (1)	48,300	1,632
Rollins	74,900	2,192
Stericycle (1)(2)	6,700	698
Waste Connections	19,550	1,409
		12,181
Construction & Engineering 0.2%		
Valmont Industries	7,500	1,015
		1,015
Electrical Equipment 1.1%		
AMETEK	30,837	1,426
Generac Holdings (1)(2)	30,800	1,077
Hubbell, Class B	10,700	1,128
Sensata Technologies Holding (2)	74,900	2,613
		6,244
Industrial Conglomerates 0.5%		
Roper Technologies	16,500	2,814
		2,814
Machinery 3.5%		
Clarcor	14,300	870
Colfax (2)	27,700	733
Donaldson	46,100	1,584
Flowserve	31,100	1,405
Graco	32,400	2,559
IDEX	18,175	1,492
Middleby (2)	12,700	1,464
Nordson	11,700	978
PACCAR	20,900	1,084
Snap-On	11,400	1,799
Toro	16,000	1,411

WABCO Holdings (2)	8,900	815
Wabtec	28,200	1,981
Xylem	28,800	1,286
		19,461
Marine 0.2%		
Kirby (2)	15,200	948
		948
Professional Services 2.4%		
Equifax	28,600	3,672
ManpowerGroup	19,900	1,280
Nielson Holdings	24,300	1,263
Robert Half International	24,500	935
TransUnion (2)	49,000	1,639
Verisk Analytics, Class A (2)	52,000	4,216
		13,005
Road & Rail 1.4%		
Avis Budget Group (2)	29,200	941
Genesee & Wyoming, Class A (2)	23,100	1,362
J.B. Hunt Transport Services	20,900	1,691
Kansas City Southern	16,900	1,523
Landstar System	13,900	954
Old Dominion Freight Line (2)	23,400	1,411
		7,882
Trading Companies & Distributors 0.4%		
Fastenal (1)	23,300	1,034
Herc Holdings (1)	22,800	252
W. W. Grainger (1)	4,900	1,114
		2,400
Total Industrials & Business Services		96,055

INFORMATION TECHNOLOGY 18.9%

Communications Equipment 0.8%		
F5 Networks (2)	10,900	1,241
Motorola Solutions	15,500	1,023
Palo Alto Networks (2)	18,700	2,293
		4,557
Electronic Equipment, Instruments & Components 1.5%		
Amphenol, Class A	74,200	4,254
Cognex	25,300	1,090
IPG Photonics (2)	14,700	1,176
Keysight Technologies (2)	25,800	751
Trimble Navigation (2)	49,200	1,198
		8,469
Internet Software & Services 2.1%		
Akamai Technologies (2)	43,900	2,455
CoStar Group (2)	10,500	2,296
Dropbox, Class A, Acquisition Date: 11/7/14, Cost $356 (2)(3)(4)	18,659	148
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $46 (2)(3)(4)	5,090	40
Match Group, Class A (1)(2)	51,900	782
MercadoLibre (1)	7,900	1,111
Twitter (1)(2)	48,400	819
VeriSign (1)(2)	33,400	2,888
Zillow (1)(2)	27,400	1,004
		11,543
IT Services 5.7%		
Alliance Data Systems (2)	9,900	1,940
Black Knight Financial Services, Class A (1)(2)	62,200	2,339
Booz Allen Hamilton	48,600	1,441
CoreLogic (2)	56,000	2,155
EPAM Systems (2)	13,800	887
Fidelity National Information	46,800	3,448

Fiserv (2)	41,900	4,556
Gartner (2)	29,300	2,854
Genpact (2)	36,100	969
Global Payments	31,700	2,263
Paychex	22,100	1,315
Sabre	89,700	2,403
Vantiv, Class A (2)	63,400	3,588
WEX (2)	11,900	1,055
		31,213
Semiconductor & Semiconductor Equipment 2.2%		
ARM Holdings, ADR (1)	55,400	2,521
Integrated Device Technology (2)	37,700	759
Linear Technology	43,300	2,015
Microchip Technology (1)	31,600	1,604
Microsemi (2)	36,300	1,186
Skyworks Solutions	34,500	2,183
Xilinx	36,300	1,675
		11,943
Software 6.5%		
Activision Blizzard	35,900	1,423
Ansys (2)	10,700	971
Atlassian, Class A (1)(2)	85,383	2,211
Autodesk (2)	16,900	915
Check Point Software Technologies (1)(2)	12,600	1,004
Electronic Arts (2)	51,100	3,871
Fortinet (2)	33,400	1,055
Guidewire Software (2)	24,300	1,501
Intuit	39,200	4,375
Mobileye (1)(2)	55,100	2,542
NetSuite (1)(2)	34,700	2,526
Proofpoint (1)(2)	12,200	770
Red Hat (2)	50,900	3,695

ServiceNow (2)	44,200	2,935
Splunk (2)	21,100	1,143
SS&C Technologies Holdings	41,200	1,157
Tableau Software (2)	19,515	955
Workday (1)(2)	25,173	1,880
Zendesk (1)(2)	19,700	520
		35,449
Technology Hardware, Storage & Peripherals 0.1%		
Pure Storage, Class A (1)(2)	43,400	473
		473
Total Information Technology		103,647
MATERIALS 5.7%		
Chemicals 3.2%		
Air Products & Chemicals	13,100	1,861
Ashland	20,700	2,376
Celanese, Series A	45,200	2,958
CF Industries	51,300	1,236
NewMarket	3,100	1,285
PolyOne	22,400	789
RPM	57,500	2,872
Sherwin-Williams	13,300	3,906
		17,283
Construction Materials 0.7%		
Eagle Materials	10,200	787
Vulcan Materials	27,000	3,250
		4,037
Containers & Packaging 1.1%		
Ball (1)	50,800	3,672

Multi-Utilities 0.3%		
NiSource	61,200	1,623
		1,623
Total Utilities		3,591
Total Common Stocks (Cost $418,360)		540,986
PREFERRED STOCKS 0.3%		
CONSUMER DISCRETIONARY 0.3%		
Internet & Catalog Retail 0.3%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $456 (2)(3)(4)	3,807	366
Total Preferred Stocks (Cost $456)		366
CONVERTIBLE PREFERRED STOCKS 0.5%		
CONSUMER DISCRETIONARY 0.3%		
Airbnb, Series D, Acquisition Date: 4/16/14, Cost $516 (2)(3)(4)	12,672	1,180
Airbnb, Series E, Acquisition Date: 7/14/15, Cost $184 (2)(3)(4)	1,981	184
Total Consumer Discretionary		1,364
FINANCIALS 0.3%		
Internet & Catalog Retail 0.3%		
Real Estate Management & Development 0.3%		
WeWork, Series D-1, Acquisition Date: 12/9/14 Cost $316 (2)(3)(4)	18,959	714
WeWork, Series D-2, Acquisition Date: 12/9/14 Cost $248 (2)(3)(4)	14,896	561
WeWork, Series E, Acquisition Date: 6/23/15 Cost $428 (2)(3)(4)	13,014	490
Total Financials		1,765

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund incepted on December 31, 2003. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2016, totaled ($22,000) for the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, the value of loaned securities was $50,499,000; the value of cash collateral and related investments was $50,829,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $74,546,000 and $49,014,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2016, the fund had $263,000 of available capital loss carryforwards.

At June 30, 2016, the cost of investments for federal income tax purposes was $474,851,000. Net unrealized gain aggregated $123,288,000 at period-end, of which $147,049,000 related to appreciated investments and $23,761,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $271,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016